UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2012

Cole Credit Property Trust IV, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-169533 (1933 Act)	27-3148022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information pertaining to the property acquisitions set forth under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Walgreens – Suffolk, VA - On May 14, 2012, Cole WG Suffolk VA, LLC, a Delaware limited liability company, and a wholly-owned subsidiary of Cole Operating Partnership IV, LP (“CCPT IV OP”), the operating partnership of Cole Credit Property Trust IV, Inc. (the “Company”), entered into an agreement of purchase and sale with MGA ACQ, LLC, a Michigan limited liability company (“MGA”), which is not affiliated with the Company, its advisor or affiliates. Pursuant to the terms of the agreement, CCPT IV OP purchased an approximately 15,000 square foot single-tenant retail building leased to Walgreen Co. (“Walgreens”) and located in Suffolk, VA (the “WG Suffolk Property”), for a purchase price of approximately $4.9 million, exclusive of closing costs. The WG Suffolk Property was constructed in 2007.

Walgreens – Springville, IL - On May 14, 2012, Cole WG Springfield IL, LLC, a Delaware limited liability company, and a wholly-owned subsidiary of CCPT IV OP, entered into an agreement of purchase and sale with MGA. Pursuant to the terms of the agreement, CCPT IV OP purchased an approximately 15,000 square foot single-tenant retail building leased to Walgreens and located in Springville, IL (the “WG Springville Property”), for a purchase price of approximately $5.2 million, exclusive of closing costs. The WG Springville Property was constructed in 2007.

Walgreens – Montgomery, AL - On May 14, 2012, Cole WG Montgomery AL, LLC, a Delaware limited liability company, and a wholly-owned subsidiary of CCPT IV OP, entered into an agreement of purchase and sale with MGA. Pursuant to the terms of the agreement, CCPT IV OP purchased an approximately 15,000 square foot single-tenant retail building leased to Walgreens and located in Montgomery, AL (the “WG Montgomery Property”), for a purchase price of approximately $4.5 million, exclusive of closing costs. The WG Montgomery Property was constructed in 2006.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.01.

CCPT IV OP, through its wholly-owned subsidiaries, acquired the WG Suffolk Property, the WG Springville Property and the WG Montgomery Property (the “Property Acquisitions”) from MGA on May 14, 2012. The principal provisions of the lease terms for the major tenants at the Property Acquisitions are set forth in the following table:

% of
		Total	Total			Base Rent
		Square	Rentable		Current	per
		Feet	Square	Renewal	Annual Base	Square
Property	Major Tenants (1)	Leased	Feet	Options (2)	Rent	Foot	Lease Term (3)
Walgreens – Suffolk,	Walgreen, Co.	14,820	100%	10/5 yr.	$330,000	$22.27	5/14/2012	8/31/2032
VA
Walgreens –	Walgreen, Co.	14,820	100%	10/5 yr.	350,000	23.62	5/14/2012	10/31/2032
Springfield, IL
Walgreens –	Walgreen, Co.	14,820	100%	10/5 yr.	300,000	20.24	5/14/2012	3/31/2032
Montgomery, AL

(1)	Major tenants include those tenants that occupy greater than 10% of the rentable square feet of the respective property.
(2)	Represents number of renewal options and the term of each option.
(3)	Represents lease term beginning with the later of the purchase date or the rent commencement date through the end of the non-cancellable lease term. Pursuant to each of the leases, the tenants are required to pay substantially all operating expenses in addition to base rent.

The Property Acquisitions were funded with proceeds from the Company’s ongoing public offering of common stock, borrowings from the Company’s revolving bank credit facility (the “Credit Facility”) and borrowings from the Company’s subordinate revolving line of credit with Series C, LLC, an affiliate of the Company’s advisor (the “Series C Loan”). In connection with the Property Acquisitions, CCPT IV OP borrowed approximately $10.2 million under the Credit Facility and $3.0 million under the Series C Loan on May 14, 2012. As of May 14, 2012, the borrowing base under the Credit Facility, based on the underlying collateral pool for qualified properties, and amount outstanding under the Credit Facility was approximately $31.2 million. In addition, as of May 14, 2012 the Company had $7.7 million outstanding under the Series C Loan. In connection with the acquisitions, the Company paid an affiliate of Cole REIT Advisors IV, LLC, the Company’s advisor, aggregate acquisition fees of approximately $293,000.

In evaluating the WG Suffolk Property, the WG Springville Property and the WG Montgomery Property (each a “Property”) as potential acquisitions, including the determination of an appropriate purchase price to be paid for each Property, the Company considered a variety of factors, including the condition and financial performance of each Property; the terms of the existing lease and the creditworthiness of the tenants; Property location, visibility and access; age of the respective Property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. The Company does not currently have plans to renovate, improve or develop any Property, and the Company believes that each Property is adequately insured.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information pertaining to the Company’s borrowings under the Credit Facility and the Series C Loan set forth under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

Since it is impracticable to provide the required financial statements for the acquired real properties described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed on or before July 30, 2012, which date is within the period allowed to file such an amendment.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(c) Shell Company Transactions

None.

(d) Exhibits

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 16, 2012	COLE CREDIT PROPERTY TRUST IV, INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting Principal Accounting Officer